Exhibit 99.2
                                                                    ------------

                      UNITED STATES COURT OF FEDERAL CLAIMS
                             717 MADISON PLACE, N.W.
                              WASHINGTON, DC 20005



                                  March 5, 2004



Walter B. Stuart, IV, Esq.
Vinson & Elkins
1001 Bannin
2300 First City Tower
Houston, TX  77002-6760

                  In re:      Bank United, et al. v. United States, No. 95-473 C
                              --------------------------------------------------

Dear Mr. Stuart:

         I enclose herewith a certified transcript, dated March 4, 2004, pursuant to 28 U.S.C. ss.2412 providing for the payment of costs taxed in your favor in the above-entitled case.

         As to the procedure in obtaining payment of these costs, see the enclosed Instruction Sheet.

                                                Very truly yours,


                                                /s/ Lisa L. DeFade
                                                Lisa L. DeFade
                                                Chief Deputy Clerk of Operations


Enclosures

cc:      John Jay Hoffman, Esq.
         Department of Justice

                  IN THE UNITED STATES COURT OF FEDERAL CLAIMS

                            -------------------------



BANK UNITED, ET AL.,

                                                                    NO. 95-473 C
VS.

THE UNITED STATES


          At the Court of Federal Claims held in the City of Washington, D.C., on the 3rd day of March, A.D. 2004, costs were taxed in favor of plaintiffs and against defendant, United States, in the amount of $141,847.73.



A true copy of record.

                                In testimony whereof I have hereunto set my hand
                                       And affixed the seal of said
                                       Court at Washington, D.C.,
                                       This 4th day of March, A.D. 2004.



                                             /s/ Brian Bishop
                                         ---------------------------------------
                                         Brian Bishop, Clerk of Court


ATTEST:


            /s/ Edward J. Damich
        -----------------------------
        Edward J. Damich, Chief Judge

                        UNITED STATES TREASURY DEPARTMENT
                               JUDGMENT FUND GROUP

INSTRUCTIONS FOR OBTAINING PAYMENT OF JUDGMENTS OF THE UNITED
STATES COURT OF FEDERAL CLAIMS AGAINST THE UNITED STATES

1.       Statutory authority:       28 U.S.C.ss.ss. 25l6, 25l7; 3l U.S.C.ss.1304

2. Requirement of finality. The Treasury Department is not authorized to certify judgment until it is final. A judgment is final for payment purposes when the appellate process is completed, or when the Treasury Department is advised in writing that no further review will be sought.

3. Procedures. Payment requires two submissions-one from the Justice Department and one from the plaintiff

         (a) The Justice Department submission consists of a brief letter stating that no further review will be sought and that judgment may therefore be paid.

         (b) The plaintiff's submission must consist of the following:

                  (1) A letter signed by the plaintiff and dated after the date of the judgment, requesting payment and indicating the address to which the check should be sent (plaintiff or plaintiff's counsel); OR

                  (2) If the letter is submitted by plaintiff's counsel and requests that the cheek be sent to counsel, it must be accompanied by a power of attorney dated after the date of the judgment. (A power of attorney executed prior to the date of the judgment is acceptable if it specifically authorizes transmission of the check to counsel on plaintiff's behalf.)

                  (3) The original transcript of judgment, obtained from the Clerk of the Court (to accompany either (1) or (2)).

                  Note: Unless the time limit for appeals has expired, the request for payment should also state that no further review will be sought.

4. Mailing address. Submissions for payment and related correspondence should be addressed to:

5.

                               Judgment Fund Group
                           Department of the Treasury
                          Financial Management Service
                         Prince George's Metro Center 2
                             3700 East-West Highway
                                  Mailstop 6D37
                              Hyattsville, MD 20782
                         Main telephone # (202) 874-6664

         If Treasury's file number is known (e.g., from prior correspondence), it should be indicated on any subsequent correspondence.

6. Designation of payee. A judgment check will be made payable to the plaintiff and to the plaintiff only, unless the judgment itself specifies otherwise.

7. Post-judgment interest. If there is a possibility of the Government's appealing, it may be desirable for plaintiff to file a copy of the judgment with the Treasury Department as soon as possible after its issuance, to preserve any possible entitlement to post-judgment interest. See 28 U.S.C. ss.2516(b) and 31 U.S.C. ss. 1304(b).

                  IN THE UNITED STATES COURT OF FEDERAL CLAIMS

                                TAXATION OF COSTS
                                  (RULE 54(D))

                                                           )
BANK UNITED, ET AL.,                                       )
                                                           )
                           PLAINTIFFS,                     )
                                                           )
         V.                                                )       NO. 95-473
                                                           )      (JUDGE BLOCK)
UNITED STATES OF AMERICA,                                  )
                                                           )
                           DEFENDANT.                      )


         On January 8, 2002, judgment was entered pursuant to the decision of Judge Turner, in favor of Plaintiffs Bank United, Bank United Corp., and Hyperion Partners L.P. and against Defendant United States of America. Costs were awarded to Plaintiffs. Plaintiffs timely submitted their Bill of Costs on February 7, 2002, and Defendant submitted its Objection to the Bill of Costs on February 21, 2002. Plaintiffs' reply was submitted on March 7, 2002. Thereafter Defendant filed a Sur-Reply to Plaintiffs' Reply on April 5, 2002. Plaintiffs filed a Response to Defendant's Sur-Reply on May 10, 2002. A Notice of Appeal was filed by Plaintiffs on June 14, 2002, and Defendant filed a Notice of Cross Appeal on June 26, 2002. The Mandate from the United States Court of Appeals for the Federal Circuit was filed December 19, 2003, affirming in part and reversing in part the decision of Judge Turner.

         On January 13, 2004, the case was reassigned to Judge Lawrence J. Block. Judgment was entered on January 21, 2004, pursuant to the Unpublished Order and Opinion of Judge Block, vacating the prior judgment and directing the Clerk to enter Judgment in favor of Plaintiffs in the amount of $4,884,283.00, with costs to Plaintiffs.

         Rule 54(d) of the Rules of the United States Court of Federal Claims
(RCFC), provides that the court may tax costs in favor of the prevailing party to the extent that such costs are permitted under 28 U.S.C.ss.ss.1821 and 1920. Crawford Fitting Co. v. J.T. Gibbons, Inc., 482 U.S. 437, 445 (1987). The prevailing party has the burden of establishing to the court's satisfaction that the requested costs are taxable. Green Constr. Co. v. Kansas Power & Light Co., 153 F.R.D. 670, 675 (D. Kan. 1994). To tax a requested cost, the judge or the clerk, as the court's designee, must find that it is a necessary litigation expense and that the amount to be taxed is reasonable. Soler v. Waite, 989 F.2d 251, 255 (7th Cir. 1993).

         Defendant has raised several general objections that the court will address first, separate from the objections to specific costs. In its first general objection, the government claims that because it defended this action in "good faith" it should not be required to pay any of Plaintiffs' alleged costs, particularly because Plaintiffs have the capacity to bear their own costs. Defendant's Opposition to Plaintiffs' Bill of Costs, at 1. The court disagrees with Defendant for the following reasons:

                  The mere fact that the unsuccessful party was an ordinary party acting in good faith and neither harassing its opponent nor abusing legal process is not sufficient to overcome the presumption that the prevailing party is entitled to costs. There is another presumption, and that is that parties on both sides of a cause are acting honestly and ethically. That the losing party is in fact what he is presumed to be and is in fact conducting himself as he is expected and required to conduct himself, does not create any equities defeating the presumption that the prevailing party collect the costs due him `as of course.' If the awarding of costs could be thwarted every time the unsuccessful party is a normal, average party and not a knave, Rule 54(d) would have little substance remaining.

Popeil Brothers. Inc. v. Schick Electric, Inc., et al., 516 F.2d 772, 776 (7th Cir. 1975).

         Popeil has been followed and quoted by several federal courts and we apply the same findings here. National Information Services. Inc. v. TRW, Inc., 51 F.3d 1470 (9th Cir. 1995), overruled on other grounds by Association of Mexican-American Educators v. State of California, 231 F.3d 572 (9th Cir. 2000); Xerox Corn. v. 3COM Corp, et al., 2000 U.S. Dist. LEXIS 18701 (W.D.N.Y. Dec. 13,
2000). The court rejects Defendant's "good faith" objection.

         Defendant's second general objection to the award of costs is that the issues presented were complex, novel, and difficult. In White & White, Inc. v. American Hosp. Supplies Corp., 786 F.2d 728 (6th Cir. 1986). the court held that the length and difficulty of a case alone would not be grounds for denying costs. Xerox Corp. v. 3Com Corp, et al., 200 U.S. LEXIS 18701*6 (W.D.N.Y. Dec. 13, 2000). In the instant case, Defendant cites the court's own language noting that "much of the trial was devoted to presentations by plaintiffs, with ultra-detailed explanation, of voluminous `models' purporting to demonstrate lost profits." Bank United v. United States, 50 Fed. Cl. 645, 651 (2001). While the court may have found Plaintiffs presentations voluminous and heavily detailed, the court did not make reference in its opinion that the case was extraordinarily complicated or difficult or novel and went on to award costs to Plaintiffs without reference to any extraordinarily complicated issues as required by Association of Mexican-American Educators v. State of California, 231 F.3d 572 (9th Cir. 2000). The court rejects Defendant's complexity objections.

         The Defendant's third general objection relates to the ability of Plaintiffs to absorb the costs of its own suit. Again, Defendant's argument is not supported by case law or statute. Wealth is not a consideration in imposing costs. Smith v. Southeastern Pa. Transportation Auth., 47 F.3d 97, 99 (3d Cir.
1995). Moreover, courts have rejected similar arguments even where the non-prevailing party was an in forma pauperis litigant, Papas v. Hanlon, 849 F.2d 702 (1st Cir. 1988), as well as when it was a student, Halasz v. University of New England, 821 F. Supp. 40 (D. Me. 1993). The court rejects Defendant's third objection.

         The fourth and final general objection of Defendant is that the court should only award costs on a small proportion of the permissible costs because Plaintiffs only prevailed "upon a minuscule fraction of their bloated damages claims." Defendant's Objections to Plaintiffs' Bill of Costs, at 4. In issuing the initial decision, Judge Turner ordered "costs to Plaintiffs." He did not limit his order of costs to any portion of the claims. Rule 54(d) provides for costs to the prevailing party "unless the court orders otherwise." The presumption in favor of the prevailing litigants has been the rule in the United States since 1881. United States v. Schurz, 102 U.S. (12 Otto) 378, 408 (1881). See, Baez v. United States Department of Justice, et al., 684 F.2d 999, 1004 (D.C. Cir. 1982). This court did not rule otherwise in the instant case and the court will follow its dictates in this taxation. In addition, upon remand, Judge Block replicated Judge Turner's initial award of costs to Plaintiffs in his Order. Defendant's fourth objection is rejected.

FEES OF THE CLERK
-----------------

         Plaintiffs request costs in the amount of $120.00 for filing fees paid to the Clerk. This cost is expressly authorized by 28 U.S.C. ss. 1920(1). Thus, costs in the amount of $120.00 will be taxed in favor of the plaintiffs for fees of the clerk.

FEES FOR THE REPORTER FOR TRANSCRIPTS OF COURT PROCEEDINGS
----------------------------------------------------------

         Plaintiffs request $72,166.96 for fees for the reporter for transcripts of court proceedings. The court may tax the cost of transcripts of court proceedings where: (1) the transcripts are necessarily obtained for use in the case and (2) the cost is reasonable. 28 U.S.C.ss.1920(2); U.S. Industries, Inc.
v. Touche Ross & Co., 854 F.2d 1223, 1245 (10th Cir. 1988), overruled on other grounds; Amixter v. Home-Stake Prod. Co., 77 F.3d 1215, 1231 (10th Cir. 1996); Chore-Time Equip. Inc. v. Cumberland Corp., 713 F.2d 774, 781 (Fed. Cir, 1983). Premium delivery charges of transcripts are incurred for the convenience of counsel and are not taxable. Paul N. Howard, Co. v. Puerto Rico Aqueduct and Sewer Auth., 110 F.R.D. 78, 83 (D.P.R. 1986). Likewise, the cost of additional copies of transcripts on computer diskette or in condensed format is incurred for the convenience of counsel and not taxable. Fields v. Gen. Motors., 171 F.R.D. 234, 236 (N.D. Ill. 1997); Nugget Distrib. Coop. of Amer. v. Mr. Nugget, 145 F.R.D. 54, 58 (E.D. Pa. 1992); Amer. Sports Kids Assoc. v. U.S., U.S. Court of Fed. Claims, Case No 93-674, taxation of costs filed February 11, 1998.

         Defendant objects to the amounts requested for Livenote/Realtime transcripts, condensed transcripts and ASCII disks. Defendant primarily relies on the argument that Realtime transcripts must first be approved by the court and cites several cases for support. Plaintiffs counter that necessity and circumstances at the time of trial should be given primary weight. Servidone Constr. Corp. v. United States, 20 Cl. Ct. 725, 731, 732 (1990). The Court agrees that prior approval is not a prerequisite for the award of costs for Realtime transcripts. This court has previously found, however, that necessity and not mere convenience must be shown or the court will follow the long line of cases denying the award of costs for Realtime transcripts. Sierra Technologies
v. United States, No. 96-13C, Taxation of Costs at 2, 3.

         In the instant case, Plaintiffs have raised two arguments for the necessity of Realtime transcripts. First is the testimony of six expert witnesses whose testimony accounted for 12 of the 27 trial days. The record indicates that the expert testimony was, from the beginning, considered to be theoretical and complex and that both parties anticipated the use of Realtime transcripts to assist in the direct testimony and in the cross examination of the experts. Defendant's Objections are replete with references to the complex and novel theories, models, and presentations offered by Plaintiffs. The court finds that in the matter of the expert testimony,

Plaintiff has established that Realtime transcripts were necessary for the efficient and effective examination of expert witnesses, to establish its case, and for efficient case management. Plaintiffs have not, however, established the necessity of Realtime transcripts for the entire trial.

         Second, Plaintiffs point to an agreement between the parties to share the costs of providing the Court with Realtime capabilities and therefore, Plaintiffs assert, Defendant recognized their necessity. Defendant raises this agreement for a different purpose, however. Defendant contends that because they agreed to share the costs of Realtime transcripts, Plaintiffs should not be allowed to tax Defendant for their agreed-to share. We disagree with Defendant. In Saunders et al. v. Washington Area Transit Authority et al., 505 F.2d 331 (D.C. Cir. 1974), the court found that an initial stipulation bound the parties to share in printing expenses but that an award of costs was not foreclosed by that agreement. The court found that the stipulation did not bar appellants from pursuing a recovery of costs to which they would normally have been entitled. Id. at 333. The court finds that the agreement to share costs does not prohibit the taxing of costs for Realtime transcripts.

         The remaining leg of the test, that of reasonableness, also has to be established, and the court finds the overall costs of the Realtime transcripts reasonable. However, since the expert and other testimony is not distinguished in the invoices, the court has taken the total costs of the Realtime transcripts, $66,240.96, and divided those costs by 26 (documents indicate 26 days of Realtime costs) trial days to arrive at $2,547.73 per day. The court then multiplied the cost per day times 12, the days of expert testimony, and arrived at $30,572.76 as the reasonable cost of Realtime transcripts for 12 days of expert testimony. The court will allow $30,572.76 for costs of the reporter for Realtime transcripts.

         The remaining costs for transcripts, $7,518.10, for two status conferences, one hearing on Motion for Summary Judgment, one Pretrial Conference, and one trial day are found to be necessarily obtained for use in the case. However, from the $7,518.10 the court will deduct the following as not necessary and thus not taxable:

                Condensed Transcript:                              $  75.00
                ASCII disk                                            50.00
                ASCII Disk                                           123.00
                Condensed Transcript                                 120.00
                ASCII Disk                                           126.00
                                                                     ------
                        Total                                       $494.00

for a total of $7,024.10 for costs of non-Realtime transcripts of court proceedings.

         The court will allow $37,596.86 for costs of the reporter for transcripts of court proceedings.

FEES FOR WITNESSES
------------------

         Plaintiffs request $12,470.01 (as revised in Plaintiffs' Reply to Defendant's Opposition to Plaintiffs' Bill of Costs) for fees for witnesses. Pursuant to 28 U.S.C.ss.1821(a)(1) and 28 U.S.C.ss.1821(c)(4), all "normal travel expenses" are taxable as costs under 28 U.S.C.ss.1920(3) if the witness is attending a court proceeding or having his or her deposition taken. West Wind Africa Line, 834 F.2d 1232, 1237 (5th Cir. 1988); Oetiker v. Jurid Werke, GmbH, 104 F.R.D. 389, 391 (D.D.C. 1982). The court has the discretion to tax these costs so long as the amount awarded does not exceed the amount allowed by the applicable statute. 28 U.S.C. ss.1821; 10 Wright, Miller & Kane, Federal Practice and Proceduress. ss 2678 at 468. Similarly, pursuant to 28 U.S.C.ss. 1821(a)(l) and (b) a witness is entitled to a daily attendance fee of $40.00 for "each day's attendance" at the court or before a person authorized to take a deposition under the rules of the court. The per diem fee, like travel expenses, is paid for the number of days of necessary attendance, "including time going to and coming from the place of the trial or hearing." Green Constr. Co., 153 F.R.D. at 679.

         Defendant objects to certain witness fees for failure of Plaintiffs to support the charges and objects to others as improper to recover. The court will first address the airfare cost objections. Plaintiffs have acknowledged that because airfare expenses were paid directly by Plaintiffs and/or witnesses, many invoices were not available. In order to document a cost for the travel of those witnesses, Plaintiffs have utilized documentation from the Airline Tariff Publishing Company (ATPCO). Defendant objects to the use of such documentation, asserting that the printout is of unclear origin and the figures used do not reflect figures in the printout. Defendant also asserts that receipts required to establish the costs of witness airfares are missing.

         The court has a less discretionary position in the awarding of witness fees than other costs because there are statutory provisions for most of these expenses. The lack of airfare receipts is problematic however, not because there is a statutory limit but because without receipts, the court must determine what "normal travel expenses" are. The prevailing party has the obligation to provide sufficient information and supporting argument in the Bill of Costs to allow the court to ascertain whether the cost was necessary to the litigation and that the cost was reasonable. Clear documentation of allowable costs requested by a prevailing party is required. Pan American Grain Manuf. Co. v. Puerto Rico Ports Authority, 193 F.R.D.S. 26, 35 (D.P.R. 2000).

         Plaintiffs have, in the absence of actual receipts, attempted to provide guidance to the court in the form of documentation by ATPCO. The court has determined that ATPCO has been collecting airline travel data since 1965 and provides multiple services of the type utilized by Plaintiffs to the United States and Canadian governments, airlines, and other commercial and consumer clients. The court accepts the explanation that Plaintiffs have calculated the witness' travel expenses by using the lowest one-way fare in coach class for the time period in question. In addition, the court takes note that not all daily attendance fees of $40 per day were claimed in this section, some were claimed under costs incident to the taking of depositions. Plaintiffs have claimed the per diem of $161.00 for 1999 for the D.C. area and has demonstrated that in most instances it was actually billed in excess of the per diem amount. The court finds Plaintiffs' witness fees and travel expenses reasonable and will allow $12,470.01 for fees for witnesses.

COSTS FOR CERTIFICATION AND DUPLICATION OF PAPERS
-------------------------------------------------

         Plaintiffs request $73,291.78 for duplication of papers necessarily obtained for use in the case. The court may tax costs for duplication of papers necessarily obtained for use in the case, if costs are reasonable. 28 U.S.C.ss.1920(4)(2000); Fogelman v. ARAMCO, 920 F.2d 278, 286

(5th Cir. 1991). Documents filed with the court are presumed to be necessarily obtained for use in the case. Friedlanded v. Nims, 583 F. Supp. 1087, 1088 (N.D. Ga. 1984); Westinghouse Hanford Company v. United States, No. 97-756 C (Fed. Cl. Filed Feb. 5, 2001) (taxation of costs). This court permits costs to be taxed for up to five copies of each pleading, dispositive brief or other document that is filed with the court.

         Defendant's objections to Plaintiffs' request for duplication costs include charges of improper and unsupported costs. Defendant argues that Rule
77.4 and Appendix I of the former Rules of the Court limit the recovery of costs for duplication to briefs on dispositive matters. The court disagrees with Defendant. This court, and others, have long rejected Defendant's interpretation of the asterikized phrase at the bottom of Appendix I and current Form 4. Church of Spiritual Technology v. United States, No. 581-88, Taxation of Costs (Filed October 3, 1994). "Allowable duplication costs are restricted to briefs on dispositive matters for a total of 5 copies; additional copies allowable where third parties are present" is a limitation on the number of copies that will be allowed, not on the specific documents allowed. Id. at 5. (emphasis added)

         The essential part of the form requires the prevailing party to "provide number of copies, total pages and cost per page." Plaintiffs have supplied the court with those requirements plus, in the case of docketed items, dates of filing. The court finds that the documents filed with the court were necessarily obtained for use in the case and that the charge of 15(cent) per page for 5 copies each is reasonable. The amount of $8,374.30 will be allowed for duplication of papers filed with the court.

         Defendant charges that Plaintiffs have not supplied the court with sufficient detail and itemization. Again, the court disagrees. In each category of request for copies, Plaintiffs have supplied description, number of pages to be copied and costs per copy. The court finds that the joint exhibits admitted at trial were necessarily obtained for use in the case and that the cost of 15(cent) per copy was reasonable. In addition, the court finds Plaintiffs' explanation of the need for four copies of the exhibits is acceptable and reasonable: one each for the official transcript, the Defendant, the witnesses, and one for Plaintiffs' counsel. The court will allow $6,954.40 for costs for duplication of joint exhibits.

         Plaintiffs request $2,776.20 for costs of copying Plaintiffs' exhibits admitted at trial. In this long and complex case, the court again finds that these exhibits admitted at trial were necessarily obtained for use in the case and that the fees of 15(cent) per page for black and white copies were reasonable and the 159 color pages copied at $1.00 per page were also reasonable. The amount of $2,776.20 is allowed for costs of duplicating Plaintiffs' exhibits admitted at trial.

         Plaintiffs request $3,454.20 for vendor supplies related to exhibits. Plaintiffs have not offered an explanation of the necessity of these supplies. They left for the court to analyze if they were necessary for presenting its exhibits to the court or merely for the convenience of counsel. While Plaintiffs have supplied invoices, they have not supported a claim for reasonable and necessary costs. Therefore, the amount of $3,454.20 for vendor supplies is denied.

         Plaintiffs next request $44,577.44 for duplication of discovery/Bates production papers. Plaintiffs' original request of $286,018.20 was revised after Defendant's objected to the excessive numbers of copies. Defendant provided documentation that there had been an agreement between the parties as to the sharing of these costs and that the Bates ranges used were not as exhaustive as claimed by Plaintiffs. Plaintiffs provided an explanation of their errors in their response to Defendant's Objections. While the court accepts Plaintiffs' explanations for the errors, it also reminds Plaintiffs that such a substantial error, $241,440.76, bears on the credibility of the entire submission. The court finds that the copies of discovery requests by Defendant and by Court Order were necessary and that the cost of $.l275 per page is reasonable. The amount of $44,577.44 is allowed for the duplication of discovery documents.

         The court will tax a total of $62,682.34 for cost of duplication of documents.

COSTS INCIDENT TO THE TAKING OF DEPOSITIONS
-------------------------------------------

         Plaintiffs request $50,180.52 for costs incident to the taking of depositions. The court has the discretion to tax as costs under 28 U.S.C.ss.1920(2) the expenses for copies of depositions that were necessarily obtained for use in the case. Nissho-Iwai Co. v. Occidental Crude Sales, 729 F. 2d 1530 (9th Cir. 1984). Depositions of record are considered to be reasonably necessary to the case. RCFC Form 4. Deposition transcripts may be considered reasonably necessary to the case even if not used at trial as long as they appeared reasonably necessary at the time they were taken. Mandrila Milling Corp. v. Ogolvie Mills, Inc., 76 F.3d 1178, 1184. Premium delivery charges of deposition transcripts, however, are not taxable. Embotelladora Agral Regimontana v. Sharp Capital, Inc., 952 F. Supp. 416, 418 (N.D. Tex. 1997). Likewise, the cost of additional copies on computer diskette or in condensed format are not taxable. Fields, 171 F.R.D. at 236; Nugget Distrib. Coop. of Amer., 145 F.R.D. at 58.

         The court does not find within Plaintiffs' supporting materials to their Bill of Costs a substantial explanation for the necessity of the deposition transcripts nor for the additional fees for expedited and Realtime transcripts and condensed disk and ASCII disks. While Plaintiffs have supplied great detail in Tab E of Appendices to Plaintiffs' Bill of Costs Volume 2 of 2, the detail alone does not support the requirement of necessarily obtained for use in the case as discussed above. Defendant does not object to the transcript copies per say. However, Defendant does object to many of the charges mentioned herein which have not been substantiated as necessary. The court is confronted with detail that does not clarify the request but which it must closely scrutinize. The court declines to do Plaintiffs' work. Clear documentation of allowable costs requested by a prevailing party is required. Pan American Grain Manuf. Co. v. Puerto Rico Ports Authority, 193 F.R.D.S. 26, 35 (D.P.R. 2000). Therefore, the court will allow only for the cost of one transcript of each deposition. In addition the court will allow the witness fees of $40 but not the Attendance Fees listed because it is impossible to ascertain what Attendance Fee means in contrast to Witness Fee. Further, the court will deduct 25% of the total (below) for unclear invoices, which include rush, daily, and LiveNote transcripts. All other costs are denied.



             NAME                    Allowed Cost(s)

1.           Baldwin                 $     702.80   - 297.80 =                                $         405.00
                                                                                                        ------
2.           Bankhead                      802.75   + 1,254 + 356.25 =                                2,413.00
                                                                                                      --------
3.           Barclay                       468.00                                                       468.02
                                                                                                        ------
4.           Burkholder                  1,656.50                                                     1,656.50
                                                                                                      --------
5.           Fischel                       907.25   + 840.75 + 921.50 + 723.60 =                      3,393.10
                                                                                                      --------
6.           Ford                          427.79   + 40 + 401.70 + 40 =                              1,909.59
                                                                                                      --------
7.           Heffron                     1,900.88                                                     1,900.88
                                                                                                      --------
8.           Johnson                       927.90                                                       927.90
                                                                                                        ------
9.           McCann                        481.15                                                       481.15
                                                                                                        ------
10.          Miller                      1,034.25   + 997.50 + 644.40 =                               2,676.15
                                                                                                      --------
11.          Mirasola                      390.95                                                       390.95
                                                                                                        ------
12.          Myers                          40.00   x 5 = 200.00 + 2,049.55 =                         2,249.55
                                                                                                      --------
13.          Nocella                     2,645.14                                                     2,645.14
                                                                                                      --------
14.          L.Ranieri                   4,967.70                                                     4,967.70
                                                                                                      --------
15.          S.Ranieri                   3,532.40                                                     3,532.40
                                                                                                      --------
16.          Shay                        6,284.80                                                     6,284.80
                                                                                                      --------
17.          Thorn                       1,137.50                                                     1,137.50
                                                                                                      --------
18.          Tworney                       404.75                                                       404.75
                                                                                                        ------
19.          Wolf                          793.75                                                       793.95
                                                                                                        ------
                                                        Subtotal                              $      38,638.03
                                                                                                     ---------

                                                        Total $38,638.03 - 9,659.51 =         $      28,978.52
                                                        -----                                        ---------


         The amount of $28,978.52 will be allowed as costs incident to the taking of depositions.

OTHER COSTS
-----------

         Plaintiffs request $229,748.89 in other costs. As defined in the third paragraph of this Taxation, the only costs permitted to be taxed are those allowed by statute. The costs Plaintiffs are requesting in this section are not permitted costs under 28 U.S.C. ss.ss. 1821 and 1920. Many of these costs appear to be litigation expenses that may be recoverable under different statutes but are not proper here. Considering arguendo that the costs might be recoverable, the court agrees with Defendant that Plaintiffs have not provided any explanation as to the necessity of these charges. A listing of charges and invoices do not provide the supportive rationale required by statute. The court denies the $229,748.89 requested for Other Costs.

CONCLUSION
----------

         Pursuant to the decision of Judge Block, the following costs will be taxed in favor of Plaintiffs and against Defendant United States:

Fees of the Clerk:                                              $        120.00
Fees for the Reporter for Transcripts of Court Proceedings:           37,596.86
Fees for Witnesses:                                                   12,470.01
Costs for Duplication:                                                62,682.34
Costs Incident to the Taking of Depositions:                          28,978.52
                                                                      ---------

                                   Total Costs Taxed            $    141,847.73
                                                                ---------------




DATE:    3/3/04                             /s/ Brian Bishop
-----------------------------------         ------------------------------------
                                            Brian Bishop
                                            Clerk, U.S. Court of Federal Claims


NOTE: IF TAXED IN FAVOR OF DEFENDANT, PAYMENT THEREOF SHOULD BE BY CHECK PAYABLE TO "U.S. TREASURY" AND FORWARDED TO DEFENDANT'S ATTORNEY OF RECORD WITH NOTICE THEREOF TO THE CLERK. IF IN FAVOR OF PLAINTIFF, THEN PAYMENT WILL BE VIA TITLE 28 U.S.C.SS.2517 CERTIFICATION AS PROVIDED IN TITLE 28 U.S.C.SS.2412(C)(1) AND FORWARDED TO PLAINTIFF'S ATTORNEY OF RECORD.